BYLAWS
                      FOR THE REGULATION OF
                      CASINO AIRLINK, INC.
                      A NEVADA CORPORATION

                (EXCEPT AS OTHERWISE PROVIDED BY
            STATUTE OR ITS ARTICLES OF INCORPORATION)

                            ARTICLE I
                             Offices

Section 1. Principal Executive Office. The Board of Directors shall fix the location of the Principal Executive Office of the Corporation at any place within or outside the State of Nevada. If the Principal Executive Office is located outside of the State of Nevada, and the Corporation has one (1) or more business offices in the State of Nevada, the Board of Directors shall fix and designate a Principal Business Office in the State of Nevada.

Section 2. Other Offices. Branch or Subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

                           ARTICLE II
                    Meetings of Shareholders

Section 1. Place of Meetings. All annual meetings of shareholders and all other meetings of shareholders shall be held at the Principal Executive Office of the Corporation, unless another place within or outside the State of Nevada is designated by the Board of Directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

Section 2. Annual Meetings. The annual meeting of the shareholders shall be held each year on a date and time designated by the Board of Directors, note more than fifteen months after the organization of the Corporation or after its last annual meeting. At each annual meeting directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

Section 3. Notice of Annual Shareholders' Meetings: Reports. Written notice of each annual shareholders' meeting shall be given to each shareholder entitled to vote thereat, either personally or by first class mail, or if the Corporation has outstanding shares held of record by 500 or more persons
(determined in accordance with the General Corporation Law of Nevada) on the record date for the shareholders' meeting, by third-class mail, or by other means of written communication, addressed to the shareholder at the address of the shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. Reports shall be given to the shareholders in the same manner as notices of shareholders meetings.

If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the Principal Executive Office of the Corporation for a period of one (1) year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, or if no notice appears on the books of the Corporation, the notice or report shall be deemed to have been given to the shareholder if sent by mail or other means of written communication addressed to the place where the Principal Executive Office of the Corporation is located, or if published at least once in a newspaper of general circulation in the county in which said Principal Executive Office is located

Written notices of a shareholders meeting shall be given to each shareholder entitled thereto not less than ten (or, if sent by third-class mail, thirty (30)) days nor more than sixty (60) days before the meeting. At such notice or any report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing or otherwise giving of any such notice or report in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary, or any transfer agent of the Corporation shall be prima facie evidence of the giving of the notice or report.

Such notices shall specify:

     the place, the date and the hour of such meeting:

     those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders;

     if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board of Directors for election;

     the general nature of a proposal, if any to take action with respect to approval of (i) a contract or other transaction with an interested director or with another corporation in which a director of the Corporation has a material financial interest, (ii) amendments of the Articles of Incorporation,
     (iii) a reorganization of the Corporation, as defined in the General Corporation Law of Nevada. (iv) voluntary dissolution of the Corporation, or (v) a distribution of dissolution not in accordance with the liquidation rights of outstanding preferred shares, if any; and

     such other matter, if any, as may be expressly required by statute

Any information contained in proxy statement sent with such notice or other soliciting material sent with such notice shall be deemed to be a part of the notice.

Section 4. Special Meetings. Special meetings of the shareholders, for the purpose of taking any action permitted by the shareholders under the General Corporation Law of Nevada and the Articles of Incorporation of this Corporation, may be called at any time by the Board of Directors, the Chairman of the Board, the President, one (1) or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting, or by any other person or persons subsequently designated by the Articles of Incorporation or Bylaws. If a special meeting is called by any person or persons other than the Board of Directors, a written request to give notice of the meeting, specifying the time of such meeting and the general nature of the business proposed to be transacted, shall be delivered personally, or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President, or the Secretary of the Corporation. Upon such a request, the officer receiving the request shall forthwith cause notice to be given to shareholders entitled to vote that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the persons entitled to call the meeting may give the notice. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as annual meetings of shareholders. In addition to the matters required by subsection (a) and, if applicable, (c) of Section 3 of this
Article II, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

Section 5. Quorum. The presence in person or by proxy of the persons entitled to vote a majority (unless a different percentage is specified in the Articles of Incorporation) of the voting shares at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at a duly held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law of Nevada or the Articles of Incorporation.

In the absence of a quorum, no business other than adjournment may be transacted; provided that the shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 6. Adjourned Meeting and Notice Thereof. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy.

When a shareholders meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that the meeting is not adjourned for more than forty-five (45) days, and provided further that after the adjournment a new record date is not fixed for the adjourned meeting. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. Notice of any other adjourned meeting shall be given as if it were an original meeting, as provided in Section 3 of this Article II.

Section 7. Voting.

Procedures. Except as provided in subsection (b) of this Section 7 with respect to cumulative voting for directors, or as otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one
(1) vote on each matter submitted to a vote of the shareholders. Voting may be by voice or ballot, provided that an election of directors must be by ballot if demanded by any shareholder at the meeting before the voting begins.

Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but if a shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

The record date for voting purposes, subject to the provisions of the General Corporation Law of Nevada (which provide for voting procedures for shares held by an administrator, executor, guardian, conservator, custodian, or receiver, pledged shares, shares under control of an attorney in fact, and shares standing in the name of a minor, corporation, or two (2) or more persons), shall be fixed as provided in Section 1 of Article V of the Bylaws.

Cumulative Voting - Election of Directors. Every shareholder entitled to vote at any election of directors shall have the right to cumulate such shareholder's vote and give one (1) candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are normally entitled, or to distribute such shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that such candidate's name or names have been placed in nomination prior to the voting and at least one (1) shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any one (1) shareholder has given such notice, such fact shall be announced to all shareholders and proxies present, who may then cumulate their votes for candidates in nomination. The candidates, up to the number of directors to be elected, receiving the highest number of affirmative votes shall be elected. Votes against the director and votes withheld shall have no legal effect.

Section 8. Waiver of Notice or Consent by Absent Shareholders. The transaction of any meeting of shareholders, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who, though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. Each waiver, consent, or approval shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall constitute a waiver of notice of such meeting unless the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting shall not be a waiver of any right to object to the consideration of matters not included in the notice (and required by law to be included in the notice) if such objection is expressly made at the meeting. With the exception of any shareholder consideration or approval of (a) a contract or other transaction with an interested director or with another corporation in which a director of the Corporation has a material financial interest, (b) amendments of the Articles of Incorporation, (c) a reorganization of the Corporation, as defined in the General Corporation Law of Nevada, (d) a voluntary dissolution of the Corporation, and (e) a plan of distribution in dissolution not in accordance with the liquidation rights of outstanding preferred shares, if any, neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders need be specified in any written waiver of notice, consent to the holding of the meeting, or approval of the minutes thereof.

Section 9. Action Without Meeting. Any action which, under any provisions of the General Corporation Law of Nevada, may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than a minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Directors may be elected by written consent without a meeting only if the unanimous written consents of all outstanding shares entitled to vote are obtained, except that a vacancy on the Board of Directors (other than a vacancy created by removal of a director) not filled by the Board of Directors may be filled by written consent of a majority of the outstanding shares entitled to vote.

All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxyholder(s), or a transferee of the shares, or a personal representative of the shareholder, or their respective proxyholders, may revoke the consent by a writing received by the Secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation. The record date for the determination of the shareholders entitled to notice of and to give such written consent shall be set as provided in Section I of Article V of these Bylaws.

If the Corporation has outstanding shares held of record by one-hundred (100) or more persons (determined in accordance with the General Corporation Law of Nevada) but does not have an outstanding class of securities registered under Section 12 of the Securities Exchange Act of 1934, or exempt from such registration by Section 12(g)(2) of that Act, any form of proxy or written consent distributed to ten (10) or more shareholders shall afford an opportunity on the proxy or form of written consent to specify a choice between approval or disapproval of each matter or group of related matters intended to be acted upon at the meeting for which such proxy is solicited or by such written consent, other than elections to office, and shall provide, subject to reasonable specified conditions, that where the person solicited specifies a choice with respect to any such matters the shares will be voted in accordance therewith.

In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked "withhold" or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted for the election of a director.

Section 10. Proxies. Every person entitled to vote shares shall have the right to do so either in person or by one (1) or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. Any proxy purporting to be executed in accordance with the provisions of the General Corporation Law of Nevada shall be presumptively valid. No proxy shall be valid after the expiration of the eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this Section 10. Such revocation may be effected by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy shall presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Corporation.

A proxy which states that it is irrevocable is irrevocable for the period specified therein, notwithstanding the death or incapacity of the maker, when it is held by any of the following or a nominee of any of the following:

     a pledgee;

     a person who has purchased or agreed to purchase or holds an option to purchase the shares or a person who has sold a portion of such person's shares in the Corporation to the maker of the proxy;

     a   creditor  or  creditors  of  the  Corporation   or   the
     shareholder who extended or continued credit to the Corporation or the shareholder in consideration of the proxy if the proxy states that it was given in consideration of such extension or continuation of credit and the name of the person extending or continuing credit;

     a person who has contracted to perform services as an employee of the Corporation, if a proxy is required by the contract of employment and the proxy states that it was given in consideration of such contract of employment, the name of employee and the period of employment contracted for;

     a person designated by or under an agreement under the General Corporation Law of Nevada; or

     a beneficiary of a trust with respect to shares held by the trust.

Notwithstanding the period of irrevocability specified, the proxy becomes revocable when the pledge is redeemed, the option or agreement to purchase is terminated or the seller no longer owns any shares of the Corporation or dies, the debt of the Corporation or the shareholder is paid, the period of employment provided for in the contract of employment has terminated, the agreement under the General Corporation Law of Nevada has terminated, or the person ceases to be a beneficiary of the trust. In addition to the foregoing subsections (a) through (f), a proxy may be irrevocable, notwithstanding the death or incapacity of the maker, if it is given to secure the performance of a duty or to protect a title, either legal or equitable, until the happening of events which, by its terms, discharge the obligations secured by it.

A proxy may be revoked, notwithstanding a provision making it irrevocable, by a transferee of shares without knowledge of the existence of the provisions unless the existence of the proxy and its irrevocability appear, in the case of certificated securities, on the certificate representing such shares, or in the case of uncertificated securities, on the initial transaction statement and written statements.

Section 11. Voting Trust. Shares of the Corporation may be transferred by a written agreement to trustees in order to confer upon them the right to vote and otherwise represent the shares for such a period of time, not exceeding ten (10) years, as may be specified in the agreement. The validity of a voting trust agreement, otherwise lawful, shall not be affected during the period of ten (10) years from the date when it was created or last extended as herein after provided by the fact that under its terms it will or may last beyond such ten (10) year period. At any time within two (2) years prior to the time of expiration of any voting trust agreements as originally fixed or at last extended as provided in this Section 11, one (1) ore more beneficiaries under the voting trust agreement may, by written agreement and with the written consent of the voting trustee or trustees, extend the duration of the voting trust agreement with respect to their shares for an additional period not exceeding ten (10) years from the expiration date of the trust as originally fixed or as last extended as provided in this Section
11. A duplicate of the voting trust agreement and any extension thereof shall be filed with the Secretary of the Corporation and shall be open to inspection by a shareholder, a holder of a voting trust certificate, or the agent of either, upon the same terms as the record of shareholders of the Corporation is open to inspection.

Section 12. Inspectors of Election. In advance of any meeting of shareholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at the meeting and any adjournment thereof.

If inspectors of election are not so appointed, or if any person so appointed fails to appear or refuses to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or to replace those who so fail or refuse) at the meeting.

The numbers of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares represented in persons or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed.

The inspectors of election shall (a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity, and effect of proxies, (b) receive votes, ballots, or consents, (c) hear and determine all challenges and questions in any way arising in connection with the right to vote, (d) count and tabulate all votes or consents, (e) determine when the polls shall close, (f) determine the results, and (g) do such other acts as may be proper to conduct the election or vote with fairness to all shareholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act, or certificate or a majority is effective in all respects as the decision, act, or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III

                            Directors

Section 1. Powers. Subject to the provisions of the General Corporation Law of Nevada and any limitations in the Articles of Incorporation relating to action required to be approved by the shareholders or by the outstanding shares, or by a less than majority vote of a class or series of preferred shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

Section 2. Number of Directors. The number of directors of the Corporation shall be note less than two (2) nor more than seven
(7). The exact number of directors shall be fixed within the limit specified, by a duly adopted resolution of the shareholders or of the Board of Directors, provided that a resolution of the shareholders shall be controlling in the event that there is conflict between a resolution of the shareholders and a resolution of the Board of Directors.

After the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable Board of Directors or vise versa may only be adopted by approval of the outstanding shares (as defined in the General Corporation Law of Nevada); provided, however, that a bylaw or amendment of the Articles of Incorporation reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3 %) of the outstanding shares entitled to vote. No amendment may establish a range of authorized directors such that the stated maximum number of authorized directors is greater than two (2) times the stated minimum numbers of directors minus one (1).

The  number  of directors of this Corporation shall  be  two  (2)
until changes as authorized by this Section 2.

Section 3. Election and Term of Office. At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 4. Nomination For Director. Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nomination or nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President or Chairman of the Board of the Corporation no more than (60) days prior to any meeting of shareholders called for the election of directors, no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 3 of Article II of these Bylaws, and not later than the time fixed in the notice of the meeting for the opening of the meeting. Notwithstanding the preceding sentence, if notice of such meeting is sent by third-class mail, as permitted by Section 3 of Article II of these Bylaws, a notice of intention to make any nomination may be received up to the time fixed in the notice of the meeting for the opening of the meeting.

Any notice of intention to make any nomination or nominations for election of members of the Board of Directors, other than by the Board of Directors, shall contain the following information to the extent know to the notifying shareholder:

     the name and address of each proposed nominee;

     the principal occupation of each proposed nominee;

     the number of shares of voting stock of the Corporation owned by each proposed nominee;

     the name and residence address of the notifying shareholder;
     and

     the number of shares of voting stock of the Corporation owned by the notifying shareholder.

Nominations not made in accordance herewith may be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee.

Section 5. Vacancies. Unless otherwise provided in the Articles of Incorporation or Bylaws and except for a vacancy created by the removal of a director, vacancies on the Board of Directors may be filled by approval of the Board of Directors or, if the number of directors then in office is less than a quorum, by (a) the unanimous written consent of the directors the in office, (b) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers complying with the General Corporation Law of Nevada, or (c) a sole remaining director. Unless the Articles of Incorporation or a bylaw adopted by the shareholders provide that the Board of Directors may fill vacancies occurring by reason of the removal of directors, such vacancies may be filled only be approval of the shareholders (as defined in the General Corporation Law of Nevada).

A vacancy or vacancies on the Board of Directors exists when any authorized position of director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors, or the failure of shareholders at any meeting of shareholders at which any director or directors are elected to elect the number of directors to be voted for at that meeting or otherwise.

The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote.

Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors of the Corporation, unless the notice specifies a later time for effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective

Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

If,  after  the  filing  of any vacancy  by  the  directors,  the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, then both of the following shall be applicable: (a) any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of shareholders to be held to elect the entire Board of Directors, or (b) the superior court of the proper county shall, upon application of such shareholder or shareholders, summarily order a special meeting of shareholders, to be held to elect the entire Board of Directors. The term of office of any director shall terminate upon that election of a successor.

Section 6. Declaration of Vacancy. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

Section 7. Removal of Shareholders. Any or all of the directors may be removed without cause if such removal is approved by the outstanding shares (as defined in the General Corporation Law of Nevada), provided that, unless the entire Board of Directors is removed, no director shall be removed when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of vote were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected, and provided further that when the provisions of the Articles of Incorporation the holders of the shares of any class or series, voting as a class or series, are entitled to elect one
(1) or more directors, any directors, any directors so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

Section  8.  Board  Meetings. Unless otherwise  provided  in  the
Articles of Incorporation or in these Bylaws (except that the Bylaws may not alter the required vote for any director or shareholder action):

(a). Meetings of the Board of Directors may be called by the Chairman of the Board or the President or any Vice President or the Secretary or any two (2) directors.

(b) Regular meetings of the Board of Directors may be held without notice if the time and place of such meetings are fixed by these Bylaws or the Board of Directors. Special meetings of the Board of Directors shall be held upon four (4) days notice by mail or forty-eight (48) hours notice delivered personally or by telephone or telegraph. The Articles of Incorporation or Bylaws may not dispense with notice of a special meeting. A notice, or waiver of notice, need not specify the purpose of any regular or special meeting of the Board of Directors. If notice is by telephone, it shall be completed when the person calling the meeting believes in good faith that the notified person has heard and acknowledged the notice or that a person at the office of the intended recipient has heard or acknowledged the notice and will promptly communicate it to the intended recipient. If the notice is by mail or telegraph, it shall be complete when deposited in the United States mail or delivered to the telegraph office at the place where the Corporation's principal office is located, charges prepaid and addressed to the notified person at such person's address appearing on the corporate records or if it is not on the records or is not readily ascertainable, at the place where the regular Board of Directors meeting is held.

(c) Notices of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filled with the corporate records or made a part of the minutes of the meeting.

(d) A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment.

(e) Meeting of the Board of Directors may be held at any place within or outside the state which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, designated in these Bylaws or resolution of the Board of Directors.

(f) Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such means can hear one another. Participation in a meeting pursuant to this subsection (f) constitutes presence in person at such meeting.

  A majority of the authorized number of directors constitutes a quorum of the Board of Directors for transaction of business. The Articles of Incorporation or Bylaws may not provide that a quorum shall be less than one-third (1/3) of the authorized number of directors or less than two (2), whichever is larger, unless the authorized number of directors is one (1), in which case one (1) director constitutes a quorum.

  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors , subject to the provisions of Section 310 and subdivision (e) of the General Corporation Law of Nevada concerning (1) transactions in which a director has a material financial interest or (2) the indemnification of a corporate agent party to a lawsuit.

(i) A valid action of the Board of Directors requires at least a majority approval of the directors present at a meeting. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

The  provisions of this Section 8 apply also in the same  general manner  to committees of the Board of Directors and incorporators
and   action  by  such  committees  and  incorporators,  mutatits mutandis.

Section 9. Fees and Compensation. Directors and members of committees may receive compensation for their services and reimbursements for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 10. Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate a chairman for each committee who shall have the sole power to call any committee meeting other than a meeting set by the Board of Directors. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of the majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have all the authority of the Board of Directors, except with respect to:

 the approval of any action for which the General Corporation Law of Nevada requires approval of the shareholders (as defined in the General Corporation Law of Nevada) or approval of the outstanding shares (as defined in the General Corporation Law of Nevada);

       the filling of vacancies on the Board of Directors or in any committee;

       the fixing of compensation of directors for serving on the Board of Directors or on any committee;

       the  amendment of repeal of Bylaws or the adoption of  new
     Bylaws;

       the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

       a  distribution  to the shareholders of  the  Corporation, except  at a rate, in a periodic amount, or within  a  price
     range  set  forth  in  the  Articles  of  Incorporation   or
     determined by the Board of Directors; or

       the appointment of other committees of the Board of Directors or the members thereof.

The  provisions  of  those  Bylaws applicable  to  the  Board  of
Directors  shall  apply  also  in  the  same  general  manner  to
committees  of  the  Board  of  Directors  and  action  of   such
committees.

Section 11. Duties and Liabilities of Directors. A director shall perform the duties of a director, including duties as a member of any committee of the Board of Directors upon which the director may serve, in good faith, in a manner such director believes to be in the best interests of the Corporation and its shareholders, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances

In  performing  the  duties of a director, a  director  shall  be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

  one (1) or more officers or employees of the Corporation whom the director believes to be reliable or competent in the matters presented;

(b) counsel, independent accountants, or other persons as to matters which the director believes to be within such person's professional or expert competence; or

(c) a committee of the Board of Directors upon which the director does not serve, as to matters within its designation authority, which committee the director believes to merit confidence;

so long as, in any such case, the director acts in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

A person who performs the duties of a director in accordance with this Section 11, and as may be set forth in the Articles of Incorporation, shall have no liability based upon any alleged failure to discharge the person's obligations as a director.

Section 12 Transactions Between the Corporation and Its Directors or Corporations Having Interrelated Directors.

No contract or transaction between the Corporation and one (1) or more of its directors, or between the Corporation and any corporation, firm, or association in which one (1) or more of its directors has a material financial interest, is either void or voidable because such director or directors or such other corporation, firm, or association are parties or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies the contract or transaction, if the  material  facts  as  to  the  transaction  and  as  to  such director's interest are fully disclosed or known to the shareholders and such contract or transaction is approved or ratified in good faith by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders, with the shares owned by the interested director or directors not being entitled to vote thereon;

the material facts as to the transaction and as to such director's interest are fully disclosed or known to the Board of Directors or committee, and the Board of Directors or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the interested director or directors and the contract or transaction is just and reasonable to the Corporation at the time it is authorized, approved, or ratified; or

as to contract or transactions not approved as provided in paragraphs (1) or (2) of this subsection (a), the person asserting the validity of the contract or transaction sustains the burden of proving that the contract or transaction was just and reasonable as to the Corporation at the time it was authorized, approved, or ratified.

A mere common directorship does not constitute a material financial interest within the meaning of this subsection (a). A director is not interested within the meaning of this subsection
(a)  in  a resolution fixing the compensation of another director as a director, officer, or employee of the Corporation, notwithstanding the fact that the first directors is also receiving compensation from the Corporation.

No contract or other business transactions between the Corporation and any corporation or association of which one (1) or more of its directors are directors is either void or voidable because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies the contract or transaction, if

(1) the material facts as to the transaction and as to such director's other directorship are fully disclosed or known to the Board of Directors or committee, and the Board of Directors or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the common director or directors or the contract or transaction is approved or ratified in good faith, by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders; or

(2) as to contracts or transactions not approved as provided in paragraph (1) of this subsection (b), the contract or transaction is just and reasonable as to the Corporation at the time it is authorized, approved, or ratified.

This subsection (b) does not apply to contracts or transactions covered by subsection (a).

(c) Interested or common directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof, which authorizes, approves or ratifies a contract or transaction.

Section 13. Inspection of Corporate Records and Property. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the Corporation of which such person is a director and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

Section 14. Advisory Board. The Board of Directors may establish, pursuant to appropriate Board action, a board of advisory directors with such duties to advise the Board of Directors as the Board of Directors may specify.

                           ARTICLE IV
                            Officers

Section 1. Officers. The officers of the Corporation shall be a Chairman of the Board, or a President, or both, a Secretary, a Chief Financial Officer, and such other officers with such titles and duties as shall be stated in these Bylaws or determined by the Board of Directors and as may be necessary to enable it to sign instruments and share certificates. The President is the general manager and chief executive officer of the Corporation unless, in the event there is both a Chairman of the Board and a President, the Board of Directors designates that the Chairman of the Board shall be the general manager and chief executive officer of the Corporation. Any number of offices may be held by the same person.

Section 2. Appointment of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this
Article IV, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

Section 3. Subordinate Officers. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

Section 4. Removal and Resignation of Officers. Subject to the rights, if any, of an officer under contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board of Directors, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect at the date of the receipt of that notice or any later time if specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to the office.

                            ARTICLE V
                          Miscellaneous

Section 1. Record Date and Closing Stock Books. In order that the Corporation may determine the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to give consent to corporate action without a meeting or entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten
(10)  days prior to the date of such meeting nor more than  sixty
(60) days prior to any other action. If no record date is fixed:

(a) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

(b) the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given;

(c) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

Shareholders at the close of business on the record date are entitled to notice and to vote or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Articles of Incorporation or by agreement or in the General Corporation Law of Nevada.

Section 2. Records and Reports. The Corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and the committees of the Board of Directors and shall keep at its Principal Executive Office, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the numbers and class of shares held by each. Such minutes shall be kept in written form. Such other books and records shall be kept either in written form or in any other form capable of being converted into written form.

Section 3. Inspection of the Record of Shareholder. A shareholder or shareholders holding at lest five percent (5%) in the aggregate of the outstanding voting shares of the Corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the Corporation shall have an absolute right to do either or both of the following:

(a) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five
(5) days' prior written demand upon the corporation; or

(b) obtain from the transfer agent for the Corporation, upon written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholders subsequent to the date of demand.

The  list shall be made available on or before the later of  five
(5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The Corporation shall have the responsibility to cause its transfer agent to comply with this Section 3.

The Corporation's record of shareholders shall also be open to inspection and copying by any shareholder of holder of a voting trust certificate at any time during usual business hours upon written demand on the Corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate. Any inspection and copying under this
Section 3 may be made in person or by agent or attorney.

Section 4. Inspection of Bylaws. The Corporation shall keep at its Principal Executive Office in the State of Nevada or if its Principal Executive Office is not in Nevada at its principal business office in Nevada, the original or a copy of its Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the Principal Executive Office of the Corporation is outside the State of Nevada and the Corporation has no principal business office in the State of Nevada, it shall upon the written request of any shareholder furnish to such shareholder a copy of these Bylaws as amended to date.

Section 5. Inspection of Corporation Records. The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and committees of the Board of Directors shall be open to inspection upon written demand on the Corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interest as a shareholder or as the holder of such voting trust certificate. The right of inspection created by this Section 5 shall extend to the records of each subsidiary of the Corporation.

Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

Section 6. Checks, Drafts, Ect. All checks, drafts or other orders for payment of money, notes, or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by the person or persons and in the manner specified by the Board of Directors.

Section 7. Annual Report. So long as the Corporation shall have fewer than one-hundred (100) shareholders, determined in accordance with the General Corporation Law of Nevada, the annual report to shareholders referred to in the General Corporation Law of Nevada is expressly dispensed with. The Board of Directors may cause to be sent to the shareholders annual or other periodic reports in any form that they consider appropriate or which may otherwise be required by law.

Section 8. Contracts, Etc., How Executed. The Board of Directors may, except as otherwise provided in these Bylaws, authorized any officer (or officers) or agent (or agents) to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. This authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors, or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit, or to render it liable for any purpose or for any amount.

Section 9. Share Certificates. Every holder of shares in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the chief executive officer and by the Secretary of the Chief Financial Officer, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile.

Any such certificate shall also contain such legend or other statement as may be required by the General Corporation Law of Nevada , the Corporate Securities Law of 1968, the federal securities laws, these Bylaws, or by any agreement between the Corporation and the holder of the Certificate. In the event any shares are issued pursuant to a permit or exemption therefrom requiring the imposition of a legend condition, the person or persons issuing or transferring the shares shall make sure the legend appears on the certificate and shall not be required to transfer any shares free of such legend unless an amendment to such permit or new permit authorizing such deletion is issued prior thereto.

Section 10 Transfer of Shares. The shares of the Corporation shall be transferred on the books of the Corporation upon surrender and cancellation of certificates for a like number of shares by the holder thereof in person, or by the holder's attorney.

Section  11.  Consideration  for  Shares.  The  shares   of   the
Corporation may be issued:

(a) for such consideration as is determined from time to time by the Board of Directors, or by the shareholders if the Articles of Incorporation so provide, consisting of any or all of the following: money paid, labor done, services actually rendered to the Corporation or for its benefit or in its formation or reorganization, debts or securities canceled, and tangible or intangible property actually received either by the Corporation or by a wholly owned subsidiary; but neither promissory notes of the purchaser (unless adequately secured by collateral other than the shares acquired or unless permitted under Section 13 of this
Article V) nor future services shall constitute payment or part payment for shares of the Corporation; or

(b) as a share dividend or upon a stock split, reverse stock split, reclassification of outstanding shares into shares of another class, conversion of outstanding shares into shares of another class, exchange of outstanding shares for shares of another class, or other change affecting outstanding shares.

If the Articles of Incorporation reserve to the shareholders the rights to determine the consideration for the issue of any shares, such determination shall be made by approval of the outstanding shares (as defined in the General Corporation Law of Nevada).

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. On the certificate issued to represent any such partly paid shares or, for uncertificated securities, on the initial transaction statement for such partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

The Board of Directors shall state by resolution its determination of the fair value to the Corporation in monetary terms of any consideration other than money for which shares are issued. This paragraph does not affect the accounting treatment of any transaction, which shall be in conformity with generally accepted accounting principles.

Section 12. Representation of Shares of Other Corporations. The chief executive officer or any other persons authorized to do so by the chief executive officer is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officers.

Section 13 Stock Purchase Plans. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired to one (1) or more of the employees or directors of the Corporation or of a subsidiary or parent thereof or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons for paying for such shares by compensation for services rendered, promissory notes, or otherwise.

The stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until payment therefor, the effect of the termination of employment, an option or obligation on the part of the Corporation to repurchase the shares upon termination of employment, subject to the provisions of the General Corporation Law of Nevada, restrictions upon transfer of the shares, and the time limits of and termination of the plan.

Section 14. Indemnification of Corporate Agents, Purchase of Liability Insurance. This Corporation, to the maximum extent permitted by the Nevada General Corporation Law, shall indemnify any of its agents against expenses, judgements, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding or potential proceeding arising out of the relationship, and to the maximum extent permitted by law, this Corporation shall advance the agent's reasonable defense expenses in any such proceeding. For the purposes of this section, "agent" means any person who is or was a director, officer, employee, or other agent of this corporation or its predecessor, and any person who is or was serving as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, at the request of this Corporation or its predecessor; "proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" include but are not limited to attorneys' fees and any expenses of establishing a right to indemnification under this section. The Corporation shall have the right to purchase and maintain insurance to the maximum extent permitted by law on behalf of its officers, directors, employees, and other agents, against any liability asserted against or incurred by any officer, director, employee, or agent in such capacity or arising out of the officer's, director's, employee's, or agents status as such.

Section 15. Loans and Guarantees to Directors and Officers. Unless otherwise permitted in accordance with the General Corporation Law of Nevada, the Corporation shall not make any loan of money or property to, or guarantee the obligation of, any director or officer of the Corporation or of its parent, if any unless the transaction, or an employee benefit plan authorizing the loans or guaranties after the disclosure of the right under such a plan to include officers or directors, is approved by a majority of the shareholders entitled to act thereon. Notwithstanding the preceding sentence, the Board of Directors shall have the power to approve a loan of money or property to an officer, or guarantee the obligation of an officer, or approve an employee benefit plan authorizing such a loan or guaranty to an officer, provided that, on the date of such approval, the Corporation has outstanding shares held of record by one-hundred
(100) or more persons and has a bylaw approved by the outstanding shares (as defined in the General Corporation Law of Nevada) authorizing the Board of Directors alone to approve such a loan or guaranty to an officer, whether or not a director, or an employee benefit plan authorizing such a loan or guaranty to an officer. Approval shall require a determination by the Board of Directors that the loan or guaranty may reasonably be expected to benefit the Corporation and shall be by vote sufficient without counting the vote of any interested director.

Section 16. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the General Corporation Law of Nevada shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine includes feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                           ARTICLE VI
                           Amendments

Section 1. Amending the Articles of Incorporation. Any lawful amendment to the Articles of Incorporation may be adopted upon approval by a majority vote of the Board of Directors and the outstanding shares, either before or after approval of the Board of Directors, unless a higher percentage of approval is required by the Articles of Incorporation. Notwithstanding the above, the Board of Directors may adopt by itself an amendment deleting the names and addresses of the first directors or of the initial agent, and, if the Corporation does not have more than one (1) class of shares outstanding, the Board of Directors may adopt by itself an amendment effecting a stock split.

Whenever the Articles of Incorporation require for corporate action the vote of a larger proportion or of all of the shares of any class or series, or of a larger proportion or of all of the directors, than is otherwise required by the General Corporation Law of Nevada, the provision in the Articles of Incorporation requiring such greater vote shall not be altered, amended, or repealed except by such greater vote unless otherwise provided in the Articles of Incorporation.

In the case of amendments adopted after the Corporation has issued any shares, the Corporation shall file with the Secretary of State a Certificate of Amendment, which shall consist of an officers' certificate stating:

(a)  the  wording  of  the  amendment  or  amended  Articles   of
Incorporation in accordance with the General Corporation Law of Nevada;

(b) that the amendment has been approved by the Board of Directors;

(c) if the amendment is one for which the approval of the outstanding shares (as defined in the General Corporation Law of Nevada) is required, that the amendment was approved by the required vote of shareholders, the total number of outstanding shares of each class entitled to vote with respect to the amendment, and that the number of shares of each class voting in favor of the amendment equaled or exceeded the vote required, specifying the percentage vote required of each class entitled to vote; and

(d) if the amendment is one which may be adopted with approval by the Board of Directors alone, a statement of the facts entitling the Board of Directors alone to adopt the amendment.

Section 2. Amending the Bylaws. These Bylaws may be adopted, amended, or repealed by approval of the Board of Directors or by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote. In case of conflict between an action of the Board of Directors and of the shareholders, the action taken by the shareholders shall control. In addition, the shareholders may adopt a bylaw which restricts or deprives the Board of Directors of the power to adopt, amend, or repeal any or all Bylaws.